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                                                                    Exhibit 10.9







This Instrument Prepared by:
James Sadock, Jr., Esq.
5550 Glades Road, Suite 100
Boca Raton, Florida  33431

               FUTURE ADVANCE, MORTGAGE, ASSIGNMENT AND FINANCING
                  STATEMENT MODIFICATION AND SPREADER AGREEMENT
                                (Revolving Loan)

      THIS FUTURE ADVANCE, MORTGAGE, ASSIGNMENT AND FINANCING STATEMENT MODIFICATION AND SPREADER AGREEMENT (the "Third Spreader"), made this ____ day of January, 1996, by ORIOLE HOMES CORP., a Florida corporation (the "Mortgagor"), having its principal place of business at Suite 200, 1690 South Congress Avenue, Delray Beach, Florida 33445-6327, to OHIO SAVINGS BANK, F.S.B., a federal savings bank, f/k/a Ohio Savings Bank, an Ohio corporation (the "Mortgagee"), having its principal place of business at Ohio Savings Plaza, 1801 East Ninth Street, Cleveland, Ohio 44114;

                               W I T N E S E T H:
                               ------------------

      WHEREAS, in consideration for a revolving line of credit in the maximum amount of Ten Million Dollars ($10,000,000.00) (the "Loan") made by Mortgagee to Mortgagor, Mortgagor has executed and delivered to Mortgagee a certain Revolving Mortgage Note dated July 13, 1993, in the maximum principal amount of the Loan as aforesaid (the "Original Note");

      WHEREAS, the Original Note is secured by a Mortgage and Security Agreement (Revolving Loan) dated July 13, 1993, from Mortgagor to Mortgagee and recorded on July 16, 1993, in Official Records Book 7800, Page 1590, of the Public Records of Palm Beach County, Florida (the "Mortgage"), an Assignment of Rents and Leases and Agreements Affecting Real Estate dated

NOTE TO RECORDER:  DOCUMENTARY STAMPS AND
       PLEASE CROSS REFERENCE TO:
INTANGIBLE TAX ON THE FUTURE ADVANCE NOTE
       OFFICIAL RECORDS BOOK 7800

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($5,000,000) ARE AFFIXED HERETO. DOCUMENTARY
       PAGE 1590, OFFICIAL RECORDS
STAMPS AND INTANGIBLE TAX ON THE FUTURE
               BOOK 7800, PAGE 1617 AND
ADVANCE NOTE ($2,000,000) AND INTANGIBLE
       OFFICIAL RECORDS BOOK 7800,
TAX ON THE DEMAND NOTES ($3,000,000)
               PAGE 1631, PUBLIC RECORDS OF
ARE AFFIXED TO THE AGREEMENT RECORDED IN
       PALM BEACH COUNTY, FLORIDA.
OFFICIAL  RECORDS  BOOK 8897,  PAGE 53,  PUBLIC  RECORDS  OF PALM BEACH  COUNTY,
FLORIDA.  DOCUMENTARY  STAMPS  ON THE  DEMAND  NOTES  ($3,000,000)  ARE  AFFIXED
THERETO. DOCUMENTARY STAMPS AND INTANGIBLE TAX ON THE ORIGINAL AMOUNT OF THE ORIGINAL NOTE ($10,000,000) ARE AFFIXED TO THE MORTGAGE RECORDED IN OFFICIAL RECORDS BOOK 7800, PAGE 1590, PUBLIC RECORDS OF PALM BEACH COUNTY, FLORIDA.

July 13, 1993, from Mortgagor to Mortgagee and recorded on July 16, 1993, in Official Records Book 7800, Page 1617, of said Public Records (the "Assignment") and a UCC-1 Financing Statement from Mortgagor, as Debtor, to Mortgagee, as Secured Party, and recorded on July 16, 1993 in Official Records Book 7800, Page 1631, of said Public Records (the "Financing Statement"), each of which encumbers the land described on Exhibit A attached thereto (the "Original Land");

      WHEREAS, by Mortgage, Assignment and Financing Statement Spreader Agreement dated May 31, 1995, from Mortgagor to Mortgagee recorded on June 6, 1995, in Official Records Book 8776, Page 262, of the Public Records of Palm Beach County, Florida, the lien, charge, encumbrance, operation and effect of the Mortgage, Assignment and Financing Statement were expanded and spread so as to encumber and effect the land described in Schedule A attached thereto (the "First Additional Land");

      WHEREAS, by Future Advance, Mortgage, Assignment and Financing Statement Extension, Modification and Spreader Agreement dated August 23, 1995, from Mortgagor to Mortgagee recorded on August 30, 1995, in Official Records Book 8897, Page 53, of the Public Records of Palm Beach County, Florida (i) the lien, charge, encumbrance, operation and effect of the Mortgage, Assignment and Financing Statement were expanded and spread so as to encumber and effect the land described in Schedule A attached thereto (the "Second Additional Land");
(ii) the maturity date of the Mortgage was extended to July 1, 1997; and (iii) the Mortgage was modified

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to secure an  additional  $5,000,000 of  indebtedness  evidenced by a $1,000,000
Demand Revolving Promissory Note dated August 8, 1995, a $2,000,000 Demand Revolving Promissory Note dated August 15, 1995 and a $2,000,000 Revolving Future Advance Mortgage Note dated August 23, 1995 (collectively, the "August Notes") [the Original Note and the August Notes were consolidated by a $15,000,000 Consolidated Revolving Mortgage Note dated August 23, 1995 (the "First Consolidated Note")];

      WHEREAS, Mortgagor and Mortgagee have agreed that Mortgagee will increase the Loan, as heretofore increased by the August Notes and consolidated by the First Consolidated Note, by the maximum amount of Five Million Dollars ($5,000,000.00) (the "Additional Loan") such Additional Loan being evidenced by a $5,000,000 Revolving Future Advance Mortgage Note (the "Future Advance Note") of even date herewith, executed and delivered to Mortgagee by Mortgagor, and pursuant to Section 4 of the Mortgage, Mortgagor and Mortgagee have agreed that said Additional Loan shall be secured by the Mortgage (the Loan, as heretofore increased by the August Notes and consolidated by the First Consolidated Note, and the Additional Loan are hereinafter collectively referred to as the "Consolidated Loan"); and

      WHEREAS, Mortgagor and Mortgagee have agreed to modify the Mortgage, Assignment and Financing Statement to expand and spread the lien and encumbrance of the Mortgage, Assignment and Financing Statement to additional land, pursuant to the terms and conditions of that certain Revolving Loan Agreement dated July 13, 1993 between Mortgagor and Mortgagee as amended by First Amendment to Revolving Loan Agreement dated August 23, 1995 (together the "Agreement") in order to secure Advances made under the Second Consolidated Note (hereinafter defined).

      NOW THEREFORE, in consideration of the Consolidated Loan, the premises, and Ten Dollars ($10.00) and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and intending to be legally bound, Mortgagor and Mortgagee hereby covenant and agree as follows:

      1. Recitals. The aforementioned recitals are true and correct and are hereby incorporated by this reference.

      2. Existing Indebtedness. The indebtedness evidenced by the Original Note and the August Notes, as consolidated by the First Consolidated Note, was incurred in good faith for value received and as of the date hereof the unpaid balance of the First Consolidated Note is $15,000,000.00, and the Mortgagor has no defenses, counterclaims or offsets thereto.


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      3.  Consolidation.  Mortgagor and Mortgagee have agreed to consolidate the
Original Note and the August Notes as consolidated by the First Consolidated Note and the Future Advance Note, and in furtherance thereof, Mortgagor has executed and delivered to Mortgagee a Consolidated Revolving Mortgage Note of
even  date  herewith  in  the  principal   amount  of  Twenty  Million   Dollars
($20,000,000.00)   (U.S.)  (the   "Second   Consolidated   Note")  which  Second
Consolidated Note supercedes and replaces the Original Note, the August Notes, the First Consolidated Note and the Future Advance Note.

      4. Modification. Clause A on the first page of the Mortgage is hereby superseded, restated and replaced by the following:

      A. In consideration for a revolving line of credit in the maximum amount of Twenty Million Dollars ($20,000,000.00) (U.S.) (the "Loan") made by Mortgagee to Borrower, Borrower has executed and delivered to Mortgagee a certain
Consolidated Revolving Mortgage Note dated January ___, 1996, in the maximum principal amount of the Loan as aforesaid, payable in full as to principal and accrued interest on July 1, 1997 (the "Note");

      5. Spreading of Mortgage, Assignment and Financing Statement. The lien, charge, encumbrance, operation and effect of the Mortgage, Assignment and Financing Statement shall be and the same are hereby expanded and spread so as to encumber and effect in addition to the Original Land, First Additional Land and Second Additional Land presently encumbered and effected thereby, the additional land owned by Mortgagor and more particularly described on Schedule A attached hereto (the "Third Additional Land"). The incorporation of the Third Additional Land into the Mortgage, Assignment and Financing Statement shall have the same force and effect as if such Third Additional Land was described in Exhibit A to the Mortgage, Assignment and Financing Statement at the time of the execution and delivery thereof to Mortgagee.

      6. Definitions. (a) All references in the Mortgage to "Land", "Premises" and "Mortgaged Property," and all references in the Assignment and Financing Statement to "Premises," shall be construed to refer to the entire real and personal property now encumbered and affected by the Mortgage, Assignment and Financing Statement, together with the Third Additional Land described on Schedule A attached hereto.

              (b) All references in the Mortgage and Assignment to the "Note" shall be construed to refer to the Second Consolidated Note.

              (c) Capitalized terms not defined herein shall have the same meaning as in the Mortgage, the Assignment or the Agreement, as the case may be.

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JS 1/4/96, 1/9/96



      7. Representations and Warranties. Mortgagor represents and warrants that:
(a)(i) Mortgagor is lawfully seized with good and marketable title in fee simple absolute to the Third Additional Land free and clear of all liens and encumbrances whatsoever, except taxes and assessments general and special not delinquent, zoning ordinances and except for those matters set forth in Schedule B attached hereto (hereinafter "Permitted Prior Encumbrances"), and has good and marketable title to all personal property included in the Third Additional Land, subject only to the Permitted Prior Encumbrances; (ii) it has full right, power and authority to bargain, sell, mortgage and convey the Third Additional Land as provided herein and in the Mortgage; and (iii) except as expressly provided above, it will warrant and defend to the Mortgagee such title to the Third Additional Land and the lien and interest of the Mortgagee therein and thereon against all claims and demands whatsoever and will maintain the priority of the lien, and the security interest granted by, the Mortgage upon the Third Additional Land until the Mortgagor shall be entitled to defeasance as provided therein.

      (b) Mortgagor has full power, authority and legal right to execute this Third Spreader and to keep and observe all of the terms of this Third Spreader on Mortgagor's part to be observed or performed, and that, as of the date hereof
(i) the warranties and representations of Mortgagor contained in the Agreement are true, correct and complete in all material respects; (ii) all the covenants, terms and conditions of the Agreement remain satisfied; and (iii) no Event of Default, or event which upon the lapse of time, the giving of notice, or both, could become an Event of Default, has occurred under the Agreement.

      (c) The aggregate principal obligation of the Mortgagor secured by the Mortgage is Twenty Million and no/100 Dollars ($20,000,000.00) (U.S.) which sum (or such lesser amount as shall have been actually borrowed by Mortgagor from Mortgagee) shall be repaid in accordance with the terms of the Second Consolidated Note.

      (d) Mortgagor has not availed, is not availing and has no intention to avail itself of the right and opportunity available to it under Chapter 697.04(1)(b) Florida Statutes to file of record a notice limiting the maximum principal amount that may be secured under the future advance provisions of the Mortgage. Mortgagor makes this representation and warranty knowing that Mortgagee shall rely upon the same in consideration of the terms and conditions agreed to herein.

      8. Ratification of Loan Documents. Mortgagor acknowledges that the Second Consolidated Note, the Mortgage, as amended hereby, the Assignment, as amended hereby, the Financing Statement, as amended hereby, and any

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other document or instrument  related  thereto are valid and binding;  and there are no defenses, set offs or counterclaims thereto; nothing herein invalidates or shall impair or release any covenant, condition, agreement or stipulation in the Loan Documents; and Mortgagor shall perform and comply with and abide by each of the covenants, agreements, conditions and stipulations of the Loan Documents as amended hereby.

      9. Limited Modification. Except to the limited extent expressly set forth herein, all other terms and provisions contained in the Mortgage, Assignment and Financing Statement remain in full force and effect, and nothing herein and nothing done pursuant hereto shall affect or be construed to affect the lien, charge and encumbrance of, or warranty of title in the Mortgage, Assignment or Financing Statement nor the priority thereof over other liens, charges, encumbrances or conveyances, and the Mortgaged Property (as that term is defined in the Mortgage), the real and personal property described in Exhibit B to the Financing Statement, and the Additional Collateral (as that term is defined in the Assignment) shall remain in all respects subject to the lien, charge and encumbrance of the Mortgage, Assignment and Financing Statement. This Third Spreader constitutes a modification or amendment, and not a novation.

      10.  Miscellaneous.
           --------------

              (a) Recording. Mortgagor shall promptly cause this Third Spreader to be filed, registered or recorded in such manner and in such places as may be required by any present or future law in order to publish notice of and fully to protect the lien of the Mortgage upon, and the interest of Mortgagee in, the Mortgaged Property, and the lien of the Assignment upon, and the interest of Mortgagee in, the Additional Collateral. Mortgagor will pay all filing, administration and recording fees, and all expenses incident to the preparation, execution and acknowledgement of this Third Spreader, and all Federal, state, county and municipal taxes, duties, assessments and charges now or hereafter arising out of or in connection with the filing, registration, recording, execution and delivery of this Third Spreader, including without limitation any and all documentary stamps and/or intangible taxes. Mortgagor agrees to hold harmless and indemnify Mortgagee against any liability incurred by reason of the imposition of any such tax, duty, assessment or charge. Mortgagor shall pay such sums immediately upon receipt of notice of such amounts from the authority to which they are due and payable or from Mortgagee or its assigns. In the event Mortgagor fails to pay said sums, Mortgagee or its assignee may at its option pay such taxes and/or purchase and affix such documentary stamps. Any such payment by Mortgagee or its assignee shall be added to the indebtedness evidenced by the Second Consolidated Note and shall bear interest from the

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date  advanced  to the date of  recovery  at a rate  equal to the lesser of five percent (5%) per annum higher than the rate of interest then accruing in accordance with the provisions of the first paragraph of the Second Consolidated Note or the maximum rate permissible under Florida Law.

              (b) Severability. If any one or more of the provisions of this Third Spreader is held to be invalid, illegal or unenforceable in any respect for any reason, the validity, legality and enforceability of any such provision or provisions in every other respect and of the remaining provisions of this Third Spreader shall not be in any way impaired, and each term or provision shall be construed to be legal, valid, binding and enforceable to the maximum extent permitted by law.

              (c) Survival of Covenants, Representations and Warranties. All warranties, representations and covenants made by Mortgagor herein or in any certificate or other instrument delivered by it or on its behalf under this Third Spreader shall be considered to have been relied upon by Mortgagee and shall survive regardless of any investigation made by Mortgagee or on its behalf.

              (d) Headings. Paragraph headings have been inserted in this Third Spreader as a matter of convenience of reference only; such paragraph headings are not part of this Third Spreader and shall not be used in the interpretation of this Third Spreader.

              (e) Governing Law. This Third Spreader shall be governed by and construed in accordance with the laws of the State of Florida.

              (f) Further Instruments. Mortgagor agrees from time to time, as may be reasonably required by Mortgagee, to execute and deliver such further instruments and documents and do all matters and things which may be convenient or necessary to more effectively and completely carry out the intention herewith.

              (g) Conflicts. In the event of any conflict between the provisions hereof and of the Mortgage, Assignment or Financing Statement, the provisions hereof shall govern and control.

      THE MORTGAGOR AND MORTGAGEE EACH WAIVES THE RIGHT TO A TRIAL BY JURY IN ANY ACTION OR PROCEEDING BASED UPON, OR RELATED TO, ANY ASPECT OF THE
TRANSACTION IN CONNECTION WITH WHICH THIS DOCUMENT IS BEING GIVEN OR ANY DOCUMENT EXECUTED OR DELIVERED IN CONNECTION WITH SUCH TRANSACTION. THIS WAIVER IS KNOWINGLY, INTENTIONALLY AND VOLUNTARILY MADE BY MORTGAGOR AND MORTGAGEE AND THE MORTGAGOR AND MORTGAGEE EACH ACKNOWLEDGES THAT NO ONE

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HAS MADE ANY  REPRESENTATIONS  OF FACT TO INDUCE THIS WAIVER OF TRIAL BY JURY OR
IN ANY WAY TO MODIFY OR NULLIFY ITS EFFECT. THE MORTGAGOR AND MORTGAGEE EACH FURTHER ACKNOWLEDGES HAVING BEEN REPRESENTED IN CONNECTION WITH THE TRANSACTION WITH RESPECT TO WHICH THIS DOCUMENT IS BEING GIVEN AND IN THE MAKING OF THIS WAIVER BY INDEPENDENT LEGAL COUNSEL, SELECTED BY ITS OWN FREE WILL, AND THAT IT HAS HAD THE OPPORTUNITY TO DISCUSS THIS WAIVER WITH SUCH COUNSEL. THE MORTGAGOR AND MORTGAGOR EACH ACKNOWLEDGES HAVING READ AND UNDERSTOOD THE MEANING AND RAMIFICATIONS OF THIS WAIVER PROVISION.

      IN WITNESS WHEREOF, the Mortgagor has caused this Third Spreader to be executed as of the date first above written.


                                   MORTGAGOR:
Signed and Acknowledged
in the Presence of:
      ORIOLE HOMES CORP.,

                                        a Florida corporation

-----------------------------
Name Printed:________________


                                        By:_________________________________
                                        Richard D. Levy, Chairman of the

                                        Board and Chief Executive Officer

-----------------------------
Name Printed:________________








STATE OF FLORIDA         )
                         ) SS:
COUNTY OF                )


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      Before me, a Notary  Public in and for said County and State,  on this day of January, 1996, personally appeared the above-named Oriole Homes Corp., a Florida corporation, by Richard D. Levy, its Chairman of the Board and Chief Executive Officer, who acknowledged to me that he did sign the foregoing instrument on behalf of said corporation, and that such signing was his free act and deed as such officer, and the free act and deed of said corporation. Richard
D. Levy is personally known to me or has produced __________________ as identification.






--------------------------------------------------------------------------------
      Print Name:                                          (SEAL)
--------------------------------------------------------------------------------
                              Notary Public, State of Florida at Large

      My Commission Expires: ____________________






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                                   SCHEDULE A
                                   ----------





                        Legal Description of the Third Additional Land to be added to the Land previously mortgaged to the Mortgagee.





































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                                   SCHEDULE B
                                   ----------

                          Permitted Prior Encumbrances



                                   - - 143 - -